SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2006

NEENAH PAPER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of Principal Executive Offices, Including Zip Code)

(678) 566-6500
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K amends and supersedes in its entirety the Current Report which was filed on October 11, 2006 (the “Report”). In the Report, Neenah Paper, Inc. (the “Company”) indicated that it would file the financial statements and the financial information required under Item 9.01(a) and (b) as soon as practicable. The Company is hereby filing this Amendment No. 1 to Form 8-K to update Item 9.01, Financial Statements and Exhibits to include the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a)Financial statements of business acquired (see Exhibit 99.1 hereto).

Audited Financial Statements

Independent Auditor’s report

Combined Consolidated Balance Sheets as of December 31, 2005 and September 30, 2006.

Combined Consolidated Statements of Operations for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

Combined Consolidated Statements of Stockholder’s Equity and Comprehensive Income for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

Combined Consolidated Statements of Cash Flows for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

Notes to Combined Consolidated Financial Statements.

(b)Pro Forma Financial Information (see Exhibit 99.2 hereto).

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2006

Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2006.

Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2005.

Notes to the Unaudited Pro Forma Combined Financial Statements.

(c) Not applicable

(d) Exhibit No.:

23.1     Consent of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirschaftsprufungsgesellschaft

99.1     Audited Financial Statements

Independent Auditor’s Report

Combined Consolidated Balance Sheets as of December 31, 2005 and September 30, 2006.

Combined Consolidated Statements of Operations for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

Combined Consolidated Statements of Stockholder’s Equity and Comprehensive Income for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

Combined Consolidated Statements of Cash Flows for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

Notes to Combined Consolidated Financial Statements.

99.2     Pro Forma financial Information

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2006

Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2006.

Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2005.

Notes to the Unaudited Pro Forma Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: December 21, 2006	/s/ BONNIE C. LIND

Bonnie C. Lind

Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

23.1	Consent of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirschaftsprufungsgesellschaft

99.1

Audited Financial Statements

Independent Auditor’s Report

Combined Consolidated Balance Sheets as of December 31, 2005 and September 30, 2006.

Combined Consolidated Statements of Operations for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

Combined Consolidated Statements of Stockholder’s Equity and Comprehensive Income for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

Combined Consolidated Statements of Cash Flows for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

Notes to Combined Consolidated Financial Statements.

99.2

Pro Forma Financial Information

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2006

Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2006.

Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2005.

Notes to the Unaudited Pro Forma Combined Financial Statements.